UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

VERSAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2014, Versar, Inc. (“Versar”) and certain of its wholly-owned subsidiaries (the “Co-Borrowers”) executed a commercial note (the “Commercial Note”) in the aggregate principal amount of $5,000,000 for the benefit of United Bank (the “Bank”) in order to finance, in part, the acquisition of J.M. Waller Associates, Inc. (“JMWA”), a Virginia corporation, as more fully described below.

In conjunction with the execution of the Commercial Note, on June 30, 2014, Versar and the Co-Borrowers entered into a Second Amended and Restated Loan and Security Agreement (the “Agreement”) with the Bank, amending and restating certain provisions of the Amended and Restated Loan and Security Agreement dated September 13, 2012 (as modified by a certain Joinder Agreement dated December 12, 2013), and also executed a Second Amended and Restated Revolving Commercial Note in the aggregate principal amount of up to $15,000,000 (the “Revolving Note”), amending and restating certain provisions of the Amended and Restated Revolving Commercial Note dated September 13, 2012 (as modified by a certain First Modification Agreement dated December 12, 2013), each for the purpose of allowing for the issuance of the Commercial Note.

The Commercial Note bears interest of 4.00% per annum and matures on June 30, 2019. Principal and interest in the amount of $92,217.58 will be paid on July 30 of each year, beginning on July 30, 2014, with the balance due on the maturity date. On July 3, 2014, Versar paid $1,000,000 to the Bank reducing the balance on the Commercial Note to $4,000,000.

A copy of the Commercial Note, the Agreement and the Revolving Note are filed with this Report as Exhibits 10.1, 10.2 and 10.3, respectively, and each are incorporated by reference herein. The foregoing descriptions of the Commercial Note, the Agreement and the Revolving Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Commercial Note, the Agreement and the Revolving Note, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2014, Versar acquired all of the issued and outstanding capital stock of JMWA. JMWA is a Service Disabled Veteran Owned Small Business providing environmental, facilities, and logistical consulting services to federal, state, municipal and commercial clients. The outstanding capital stock of JMWA was acquired by Versar pursuant to a Stock Purchase Agreement by and among Versar, JMWA, and the stockholders of JMWA entered into on June 30, 2014 (the “Stock Purchase Agreement”).

The aggregate purchase price for the outstanding capital stock of JMWA is $13,000,000, which is comprised of: (i) cash in the amount of $7,000,000 paid pro rata in accordance with each stockholder’s ownership interest in JMWA at closing; and (ii) three seller notes with an aggregate principal amount of $6,000,000 issued by Versar to the stockholders, pro rata in accordance with each stockholders’ ownership interest in JMWA at closing. The seller notes bear interest of 5.00% per annum and mature on the 3rd business day of January 2019. The purchase price is subject to a post-closing adjustment based on an agreed target net working capital of JMWA as of the date of closing. The Stock Purchase Agreement contains customary representations and warranties and requires the JMWA stockholders to indemnify Versar for certain liabilities arising under the agreement, subject to certain limitations and conditions.

A copy of the Stock Purchase Agreement is filed with this Report as Exhibit 10.4 and is incorporated by reference herein. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On July 1, 2014, J. Joseph Tyler, Senior Vice President, Strategic Initiatives, retired from the Company and, on that same date, Mr. Tyler and Versar entered into a Separation Agreement and General Release providing for the termination of Mr. Tyler’s employment with Versar effective July 1, 2014. Mr. Tyler, through a limited liability company, will continue to assist Versar as requested as a subcontractor through June 30, 2015.

(e) Material Compensatory Plan, Contract or Arrangement.

Pursuant to the Separation Agreement and General Release, Mr. Tyler will be paid all salary earned through and including July 1, 2014 and all accrued but unused personal leave as of the separation date, up to a cap of 300 hours, less any applicable taxes and deductions. Further, subject to Mr. Tyler’s execution of such agreement and failure to revoke certain provisions thereof, Versar shall pay Mr. Tyler a lump sum payment in an amount equal to $16,030.40, less any withholding and other taxes required by law, payable on the next regular Versar pay date after his departure from the Company. Pursuant to the Separation Agreement and General Release, Mr. Tyler also provided a general release to the Company of any and all claims, demands and liabilities relating to Mr. Tyler’s employment by Versar. The Agreement also contains non-disclosure and non-solicitation covenants.

The above is only a summary of the Separation Agreement and General Release, which is filed together with this current report as Exhibit 10.5, and is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure.

On July 1, 2014, Versar issued a press release announcing the acquisition of JMWA. The press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial statements relating to JMWA are not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

Pro forma financial information relating to JMWA is not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d) Exhibits.

10.1	Commercial Note dated as of June 30, 2014 among Versar, certain of the Versar’s subsidiaries and United Bank.
10.2	Second Amended and Restated Loan and Security Agreement dated as of June 30, 2014 among Versar, certain of the Versar’s subsidiaries and United Bank.
10.3	Second Amended and Restated Revolving Commercial Note dated as of June 30, 2014 among Versar, certain of the Versar’s subsidiaries and United Bank.
10.4	Stock Purchase Agreement dated June 30, 2014, between Versar, JMWA, and the stockholders of JMWA named therein.
10.5	Separation Agreement and General Release dated as of July 1, 2014 by and between Versar, Inc. and J. Joseph Tyler.
99.1	Press Release issued on July 1, 2014 relating to the acquisition of J.M. Waller Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 7, 2014	VERSAR, INC.

	By:	/s/ James D. Villa
James D. Villa
Senior Vice President and General Counsel